UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 25, 2025
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On August 25, 2025, Neil Martin, Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer) of QUALCOMM Incorporated (the Company), accepted the role of Senior Vice President, Corporate Development, where he will lead the Company’s Mergers & Acquisitions (M&A) efforts and other strategic initiatives. In connection with this transition, Mr. Martin decided to step down from his position as Chief Accounting Officer, effective immediately.
(c) On August 25, 2025, the Company appointed Patricia Grech to serve as its Senior Vice President and Chief Accounting Officer (Principal Accounting Officer) effective immediately. Ms. Grech, age 53, served as Vice President, Finance and Controller of the Company since December 2022 and as Vice President, Finance of the Company from May 2017 to December 2022. She served in various other finance and accounting positions since joining the Company in 2006. Ms. Grech holds a B.S. in Accountancy and Finance from Miami University of Ohio and an M.B.A. from The Ohio State University. There was not and is not any arrangement or understanding between Ms. Grech and any other person pursuant to which she was selected to this position, and there are no transactions involving the Company and Ms. Grech that are required to be reported pursuant to Item 404(a) of Regulation S-K.
In connection with her promotion, Ms. Grech will receive a base salary of $380,546 per year, and her target bonus under the Company’s Annual Cash Incentive Plan will increase to 35% of her base salary beginning in fiscal year 2026. She will also receive a promotion grant of restricted stock units with a grant date fair value of $85,000. Ms. Grech will be eligible to participate in standard Company benefit programs available to similarly situated employees (such as health care coverage, participation in the non-qualified deferred compensation plan (with Company match) and the charitable contribution matching program), subject to standard limitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	August 25, 2025	By:	/s/ Akash Palkhiwala
Akash Palkhiwala
Chief Financial Officer and Chief Operating Officer